                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (As Permitted By Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             ACMAT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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[ ]  Fee paid previously with preliminary materials.

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[ACMAT LOGO]

                                233 MAIN STREET
                           NEW BRITAIN, CT 06050-2350

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                               ACMAT CORPORATION

                                   TO BE HELD
                                 JUNE 20, 2002

To the ACMAT Stockholders:

     The Annual Meeting of Stockholders of ACMAT CORPORATION will be held at ACMAT's headquarters, 233 Main Street, New Britain, CT, on June 20, 2002, at 12:00 P.M., for the following purposes:

     1. To elect six directors for the ensuing year;

     2. To approve the appointment of KPMG LLP as auditors of the books and accounts of the Company for the current fiscal year; and

     3. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on April 19, 2002 will be entitled to notice of and to vote at this meeting.

     We hope that as many stockholders as possible will attend the Annual Meeting in person. Management will be present to answer any questions you may have with respect to the operations of the Company. We would appreciate it if you would complete, date, sign and return the enclosed proxy. A self-addressed envelope is enclosed for your convenience in returning the proxy to us.

                                          [SIG TO COME]
                                          HENRY W. NOZKO, JR.
May 3, 2002                               Chairman of the Board and President

                               ACMAT CORPORATION
                  233 MAIN STREET, NEW BRITAIN, CT 06050-2350
                                 (860) 229-9000

                                PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of ACMAT CORPORATION (sometimes referred to as "ACMAT", the "Company" or the "Corporation") for use at the Annual Meeting of Stockholders of the Company to be held on June 20, 2002, at 12:00 P.M., at ACMAT's headquarters, 233 Main Street, New Britain, CT, for the purposes set forth in the accompanying Notice of Annual Meeting. Any stockholder giving a proxy has the power to revoke it at any time prior to its exercise by giving written notice of its revocation to the Secretary of the Company, delivering a proxy bearing a later date or attending the Annual Meeting and voting in person.

  Outstanding Shares and Voting Rights

     On April 30, 2002, there were outstanding 553,355 shares of Common Stock and 1,827,019 shares of Class A Stock of the Company. Each share of Common Stock is entitled to one vote and each share of Class A Stock is entitled to 1/10 vote. Only stockholders of record at the close of business on April 19, 2002 will be entitled to vote at the Annual Meeting. These proxy materials will be mailed to stockholders on or about May 6, 2002.

  Security Ownership of Certain Beneficial Owners and Management

     As of April 30, 2002, no person was known to the Company to be the beneficial owner of more than five percent of its outstanding shares of Common Stock or Class A Stock except as set forth in the following table which also shows, as of that date, the total number of shares of each class of stock of the Company beneficially owned, and the percent of the outstanding class of stock so owned, by each director, and by all directors and officers of the Company, as a group:

                                                                          PERCENTAGE       PERCENTAGE
                                     CLASS       NUMBER OF SHARES          OF CLASS         OF TOTAL
         BENEFICIAL OWNER           OF STOCK   BENEFICIALLY OWNED(1)      OUTSTANDING   VOTING POWER(15)
         ----------------           --------   ---------------------      -----------   ----------------
Estate of Henry W. Nozko, Sr......  Common            417,605(4)            67.56%           51.88%
                                    Class A            61,000(3)              3.24
Henry W. Nozko, Jr................  Common            198,099(2)(4)          32.83           26.91
                                    Class A           163,674(2)(5)           8.72
Victoria C. Nozko.................  Class A            52,000(6)              2.81             .70
John C. Creasy....................  Class A            19,000(7)              1.03             .26
Arthur R. Moore...................  Class A            10,000(8)               .51             .13
Alfred T. Zlotopolski.............  Class A            10,000(8)               .51             .13
Sheet Metal Workers' National
  Pension Fund....................  Class A           945,000(9)             34.09           11.30
Franklin Resources, Inc...........  Class A           443,500(10)            22.72            5.89
Queensway Financial Holdings
  Limited.........................  Class A           204,814(11)            11.21            2.76
EQSF Advisors, Inc................  Class A           200,678(12)            10.98            2.70
First Manhattan Co................  Class A           165,513(13)             9.06            2.23
Old Kent Financial Corp...........  Class A           130,000(14)             6.66            1.73
All Directors and Officers (8
  persons) As a Group.............  Common            605,704                92.71           74.40
                                    Class A           375,090                18.27

---------------
 (1) The person listed has the sole power to vote the shares of Common Stock and Class A Stock listed above as beneficially owned by such person and has sole investment power with respect to such shares.

 (2) Does not include 400 shares of Class A Stock and 5,925 shares of Common Stock held by his wife, Gloria C. Nozko.

 (3) Includes options to purchase 56,000 shares of Class A Stock.

 (4) Includes options to purchase 50,000 shares of Common Stock.

 (5) Includes options to purchase 51,000 shares of Class A Stock.

 (6) Includes options to purchase 25,000 shares of Class A Stock.

 (7) Includes options to purchase 19,000 shares of Class A Stock.

 (8) Includes option to purchase 10,000 shares of Class A Stock.

 (9) Assumes the full conversion of $10,395,000 principal amount of 11.5% Convertible Note into 945,000 shares of Class A Stock. The Address of the Fund is Suite 500, 601 North Fairfax Street, Alexandria, VA 22314.

(10) Address of Franklin Resources, Inc. is 777 Mariners Island Blvd. San Mateo, CA 94404

(11) Address of Queensway Financial Holdings Limited is 90 Adelaide Street West, Toronto, Ontario M5H3V9.

(12) Address of EQSF Advisors, Inc. is 767 Third Avenue, New York, NY
     10017-2023.

(13) Address of First Manhattan Co. is 437 Madison Avenue, New York, NY 10022.

(14) Address of Old Kent Financial Corp. is 111 Lyon Street N.W., Grand Rapids, MI 49503.

(15) Based upon one vote for each share of Common Stock and one-tenth vote for each share of Class A Stock.

                           1.  ELECTION OF DIRECTORS

     The first purpose of the meeting is to elect a Board of Directors, six in number, for a term of one year and until their successors shall be elected and qualify in their stead. It is the intention of the persons named in the proxy to vote, unless otherwise instructed, the proxies for the election as directors of the six nominees listed below. Five of the nominees are presently directors of the Company previously elected by stockholders. In the event that any nominee should be unwilling or unable to serve as director (which is not now anticipated) the persons named as proxies reserve full discretion to vote for such other person as may be nominated by the Board of Directors.

     The following table shows for each director (a) his or her age, (b) the year in which the director first served as a director of the Company, (c) position with the Company and business experience during the past five years, including principal occupation, (d) his or her committee assignments, and (e) his or her other directorships. Each director is elected for a term of one year and until his or her successor shall be elected.

                                        DIRECTOR   POSITION WITH THE COMPANY AND BUSINESS EXPERIENCE DURING
              NAME                AGE    SINCE              LAST FIVE YEARS, INCLUDING OCCUPATION
              ----                ---   --------   --------------------------------------------------------
Henry W. Nozko, Jr.(1)..........  55      1971     President, Chief Executive Officer, Treasurer, Director
                                                   and Chairman of the Board of the Company. President,
                                                   Chief Executive Officer, Treasurer, Director and
                                                   Chairman of the Board of United Coastal Insurance
                                                   Company, ACSTAR Holdings, Inc., ACSTAR Insurance
                                                   Company.
Victoria C. Nozko(1)............  83      1982     Housewife during past five years.
John C. Creasy..................  82      1987     Retired Chief Executive Officer of Danbury Hospital,
                                                   Member, Board of United Coastal Insurance Company.
                                                   Member of the Compensation Committee and Audit
                                                   Committee.

                                        DIRECTOR   POSITION WITH THE COMPANY AND BUSINESS EXPERIENCE DURING
              NAME                AGE    SINCE              LAST FIVE YEARS, INCLUDING OCCUPATION
              ----                ---   --------   --------------------------------------------------------
Arthur R. Moore.................  68      1999     Former General President of Sheet Metal Workers'
                                                   International Association. Member of the Audit
                                                   Committee.
Alfred T. Zlotopolski...........  55      1999     General Secretary-Treasurer of the Sheet Metal Workers'
                                                   International Association as of March 1, 1999.
                                                   Previously was the Business Manager and President of
                                                   Local 36 of the Sheet Metal Workers' International
                                                   Association. Member of the Audit Committee.
Henry W. Nozko III(1)...........  24        --     Construction Manager of the Company since 2000. Member,
                                                   Board of United Coastal Insurance Company.

---------------
(1) Mrs. Victoria C. Nozko is the mother of Mr. Henry W. Nozko, Jr. Mr. Henry W. Nozko III is the son of Mr. Henry W. Nozko, Jr. and the grandson of Mrs. Victoria C. Nozko.

  Committees and Meetings

     The Board of Directors of the Company held four meetings during 2001. The Company has two committees of its Board of Directors -- a Compensation Committee and an Audit Committee. During 2001 the Audit Committee and the Compensation Committee each held one meeting. The Audit Committee considers and reviews all matters arising in connection with external audit reports, auditors' management reports and related matters. The Compensation Committee reviews the compensation of all officers of the Company. The Company does not have a nominating committee.

                     REMUNERATION OF OFFICERS AND DIRECTORS

     The following table provides certain summary information regarding compensation of the Company's Chief Executive Officer and each of the most highly compensated executive officers of the Company for the periods indicated.

                                                               ANNUAL              ALL OTHER
                                                          COMPENSATION(1)       COMPENSATION(2)
                                                        --------------------    ---------------
NAME AND PRINCIPAL POSITION                     YEAR     SALARY      BONUS
---------------------------                     ----     ------      -----
Henry W. Nozko, Sr.(3)........................  2001    $466,833          --        $10,625
Chairman, President                             2000    $460,700    $200,000        $10,432
And Chief Executive Officer                     1999    $447,200    $395,000        $10,532
Henry W. Nozko, Jr.(3)........................  2001    $337,833          --        $10,625
Executive Vice President                        2000    $332,000    $150,000        $10,432
and Chief Operating Officer                     1999    $322,500    $315,000        $10,430
Michael P. Cifone.............................  2001    $160,333          --        $10,625
Vice President-Finance                          2000    $154,500    $100,000        $10,432
                                                1999    $150,000    $155,000        $10,289
Robert H. Frazer, Esq. .......................  2001    $115,185          --        $ 6,138
Vice President, Secretary                       2000    $136,069    $     --        $ 6,648
and General Counsel                             1999    $171,600    $ 25,000        $10,392

---------------
(1) Amounts shown include cash compensation earned and received by the executive officers. There are no other forms of non-cash compensation or other perquisites for any executive officer. Individual discretionary bonuses are paid to various officers and employees.

(2) The amounts shown in this column represent contributions made by the Company to the Company's 401(K) Plan and Thrift, Profit Sharing and Retirement Plan ("Plan"). The Plan was terminated on

February 29, 2000. On January 1, 2000, the Company adopted the ACMAT 401(K) Plan for all nonunion employees. All nonunion employees employed on a full time or part time salaried basis are eligible to participate on the first day of January or July after twelve consecutive months of employment. The Company contributes amounts, as determined by the Board of Directors, to be allocated among the participants according to a formula based upon the employee's years of service and compensation. A participant becomes vested at the rate of 20% per year commencing after two years of service.

(3) On January 13, 2002, Mr. Henry W. Nozko, Sr. died at the age of 82. Upon his death, Henry W. Nozko, Jr. assumed the positions of Chairman, President and Chief Executive Officer of the Company.

     Directors who are not employees of the Company are paid an annual fee of $4,000.

     The following table provides information on options exercised during 2001 by the named Executive Officers and the value of their unexercised options at December 31, 2001. No options were granted in 2001.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR END 2001 OPTION VALUES

                                                                       NUMBER OF
                                            SHARES                    UNEXERCISED    VALUE OF UNEXERCISED
                                           ACQUIRED        VALUE      OPTIONS AT     IN-THE-MONEY OPTIONS
NAME                                     ON EXERCISE      REALIZED    12/31/01(1)       AT 12/31/01(2)
----                                    --------------    --------    -----------    --------------------
Estate of Henry W. Nozko, Sr.
  -- ACMAT Class A Stock Options......         --              --       56,000             $ 19,600
  -- ACMAT Common Stock Options.......         --              --       50,000             $412,500
Henry W. Nozko, Jr.
  -- ACMAT Class A Stock Options......      4,000          $5,600       51,000             $ 17,850
  -- ACMAT Common Stock Options.......         --              --       50,000             $412,500
Robert H. Frazer
  -- ACMAT Class A Stock Options......         --              --       35,000             $ 12,250
Michael P. Cifone
  -- ACMAT Class A Stock Options......         --              --       20,000             $  7,000

---------------
(1) Represents the number of options held at year end all of which were exercisable.

(2) Represents the total gain that would have been realized if all options for which the year-end stock price was greater than the exercise price were exercised on the last day of the year.

            REPORT OF THE BOARD OF DIRECTORS COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors is composed of a non-employee director. The Committee makes recommendations to the Board of Directors as to policies which govern both annual compensation and stock ownership programs for the Chief Executive Officer and certain other executive officers. Each year, salaries are determined and awards are made, if warranted, under the Management Compensation Plan.

     The Committee annually evaluates the Company's performance, executive compensation and incentive programs compared with our industry and with a broader group of companies.

     The Company's compensation programs are designed to reward executives for long-term strategic management and the enhancement of shareholder value, and are leveraged on the basis of performance in terms of both cash compensation and incentive plans, paying more with good performance and less when it is below standard. The Chief Executive Officer and other executive officers received salary increases ranging from 2% to 6% during 2001.

     During 2002, the Compensation Committee will continue to carefully consider executive compensation in relation to the Company's performance compared to that of industry performance levels.

     The Company has no formal employment agreements.

        COMPENSATION COMMITTEE:

           John Creasy

                REPORT OF THE BOARD OF DIRECTORS AUDIT COMMITTEE

     In accordance with its written charter, which was approved in its current form by the Board of Directors on June 22, 2000, the Audit Committee assists the Board in oversight of the quality and integrity of the accounting, auditing, and the financial reporting practices of ACMAT.

     The Audit Committee consists of three independent members (as independence is defined by the rules of the Nasdaq Stock Exchange).

     In performing its oversight functions, the Audit Committee reviewed and discussed the audited consolidated financial statements of ACMAT as of and for the year ended December 31, 2001 with management and ACMAT's independent accountants. The Audit Committee also discussed with ACMAT's independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and discussed and reviewed the results of the independent auditors' examination of the financial statements.

     The Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and ACMAT that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee discussed with the auditors any relationships that may have an impact on their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also considered whether the non-audit services provided by KPMG LLP, ACMAT's principal independent accountants, to ACMAT is compatible with maintaining KPMG's independence.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that ACMAT's audited consolidated financial statements be included in ACMAT's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

        THE AUDIT COMMITTEE:

           John C. Creasy
           Arthur R. Moore
           Alfred T. Zlotopolski

                         ACMAT STOCK PERFORMANCE GRAPH

     The following chart compares the value of $100 invested on January 1, 1997 in the Company's Common Stock and Class A Stock and the NASDAQ Stock Market Index (U.S. Companies only) and the Center for Research in Security Prices
(CRSP) Index for Special Trade Contractors. The NASDAQ Stock Market Index represents a broad market group in which the Company participates.
(ACMAT STOCK PERFORMANCE GRAPH)

                                                                                          NASDAQ STOCK          CRSP INDEX FOR
                                         ACMAT CORPORATION      ACMAT CORPORATION      MARKET INDEX (U.S.       SPECIAL TRADE
                                            COMMON STOCK          CLASS A STOCK            COMPANIES)            CONTRACTORS
                                         -----------------      -----------------      ------------------       --------------
1996                                           100.00                 100.00                 100.00                100.00
1997                                           105.00                 115.30                 122.50                 86.00
1998                                           115.00                 103.40                 172.70                 36.40
1999                                            95.00                  49.20                 320.80                 77.50
2000                                            95.00                  48.30                 193.00                 18.00
2001                                            95.00                  51.50                 153.10                  7.40

                    2.  APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected the firm of KPMG LLP to act as independent auditors for the Company for the fiscal year which began January 1, 2002. This firm has acted in a similar capacity for several years. The appointment will be submitted for approval by the stockholders at the meeting and the Board of Directors recommends a vote FOR approval.

     The Company has been advised by KPMG LLP that they are independent accountants with respect to the Company within the meaning of the Securities Acts administered by the SEC and the requirements of the Independence Standards Board.

     Representatives of KPMG LLP will be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so. Such representatives will be available to respond to questions from the Company's stockholders regarding the audit of Company's financial statements.

DISCLOSURE OF AUDITOR FEES

     The following is a description of the fees billed to ACMAT by KPMG LLP during the year ended December 31, 2001:

     Audit fees: Audit fees paid by ACMAT to KPMG LLP in connection with the review and audit of ACMAT's annual financial statements for the year ended December 31, 2001 and the review of ACMAT's interim financial statements included in ACMAT's Quarterly Reports on Form 10-Q during the year ended December 31, 2001 totaled approximately $115,600.

     Financial Information Systems Design and Implementation Fees: ACMAT did not engage KPMG LLP to provide advice to ACMAT regarding financial information systems design and implementation during the year ended December 31, 2001.

     All Other Fees: Fees billed to ACMAT by KPMG LLP during the year ended December 31, 2001 for all other non-audit services rendered to ACMAT (including tax and actuarial related services) totaled $53,170.

                             SHAREHOLDER PROPOSALS

     Proposals of stockholders for the 2003 Annual Meeting must be received by the Company at its offices addressed to its Secretary no later than April 1, 2003 to be considered for inclusion in the proxy statement and form of proxy relating to the 2003 Annual Meeting.

                                    GENERAL

     The cost of soliciting proxies will be borne by the Company. The only costs anticipated are those ordinarily incurred in connection with the preparation and mailing of proxy material.

     In addition to solicitation by mail, proxies may be solicited personally or by telephone by certain directors, officers and regular employees of the Company in the ordinary course of the performance of their duties and without extra compensation for such work.

     The Board of Directors knows of no other matters which will be presented to the meeting, but if any other matters should properly come before the meeting, the persons named in the accompanying form of proxy will vote on such matters in accordance with their best judgment. The shares represented by all effective proxies received by management will be voted. Unless otherwise specified in the proxy forms which are returned to management, such proxies will be voted as follows: (1) "FOR" the election, as directors, of the six nominees of the Board of Directors which are set forth under the heading "Election of Directors"; and
(2) "FOR" the approval of the selection of KPMG LLP as auditors.

                                          By order of the Board of Directors

                                          /s/ Robert H. Frazer

                                          ROBERT H. FRAZER, Esquire
                                          Secretary

May 3, 2002

                                 CLASS A STOCK

                               ACMAT CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS JUNE 20, 2002

     The undersigned hereby appoints Henry W. Nozko, Jr. and Henry W. Nozko III, as proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all the shares of Class A Stock of ACMAT Corporation held of record by the undersigned on April 19, 2002 at the Annual Meeting of Shareholders to be held on June 20, 2002, or any adjournment thereof.

                         (TO BE SIGNED ON REVERSE SIDE)



                                                                     SEE REVERSE
                                                                         SIDE

              - PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED -

A         PLEASE MARK YOUR
  / X /   VOTES AS IN THIS
          EXAMPLE.

                             WITHHOLD Authority
                    FOR         to vote for
               all nominees    all nominees                                                                   FOR   AGAINST  ABSTAIN
                                            Nominees: H. Nozko, Jr.   2. Proposal to approve the appointment
1.  Election of                                       H. Nozko III       of KPMG LLP as auditors of the        / /     / /      / /
    Directors.  / /                / /                V. Nozko           Corporation
                                                      J. Creasy
                                                      A. Moore        3. In their discretion, the proxies are authorized to vote
                                                      A. Zlotopolski     upon other business as may properly come before the
INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR                          meeting.
ANY INDIVIDUAL NOMINEE(S), DO NOT CHECK EITHER BOX
AND INSTEAD WRITE THAT NOMINEE'S NAME(S) IN THE                          THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
SPACE PROVIDED BELOW                                                     MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
                                                                         IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
                                                                         PROPOSALS 1 AND 2.
----------------------------------------------------
                                                                         PLEASE MARK, SIGN AND RETURN THE PROXY FORM PROMPTLY
                                                                         USING THE ENCLOSED ENVELOPE.







SIGNATURE(S):                                      Date:
             ------------------------------------       ------------------------
NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an Attorney, Executor, Administrator, Trustee or Guardian, please give full title as such. If a Corporation, please sign in full corporate name by President or other authorized Officer. If a partnership, please sign in partnership name by authorized person.

                                  COMMON STOCK

                               ACMAT CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS JUNE 20, 2002

     The undersigned hereby appoints Henry W. Nozko, Jr. and Henry W. Nozko III, as proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all the shares of Common Stock of ACMAT Corporation held of record by the undersigned on April 19, 2002 at the Annual Meeting of Shareholders to be held on June 20, 2002, or any adjournment thereof.

                         (TO BE SIGNED ON REVERSE SIDE)



                                                                     SEE REVERSE
                                                                         SIDE

              - PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED -


A         PLEASE MARK YOUR
  / X /   VOTES AS IN THIS
          EXAMPLE.

                             WITHHOLD Authority
                    FOR         to vote for
               all nominees    all nominees                                                                   FOR   AGAINST  ABSTAIN
                                            Nominees: H. Nozko, Jr.   2. Proposal to approve the appointment
1.  Election of                                       H. Nozko III       of KPMG LLP as auditors               / /     / /      / /
    Directors. / /                / /                 V. Nozko           of the Corporation
                                                      J. Creasy
                                                      A. Moore        3. In their discretion, the proxies are authorized to vote
                                                      A. Zlotopolski     upon other business as may properly come before the
INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR                          meeting.
ANY INDIVIDUAL NOMINEE(S), DO NOT CHECK EITHER BOX
AND INSTEAD WRITE THAT NOMINEE'S NAME(S) IN THE                          THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
SPACE PROVIDED BELOW                                                     MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
                                                                         IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
                                                                         PROPOSALS 1 AND 2.
----------------------------------------------------
                                                                         PLEASE MARK, SIGN AND RETURN THE PROXY FORM PROMPTLY
                                                                         USING THE ENCLOSED ENVELOPE.







SIGNATURE(S):                                      Date:
             ------------------------------------       ------------------------
NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an Attorney, Executor, Administrator, Trustee or Guardian, please give full title as such. If a Corporation, please sign in full corporate name by President or other authorized Officer. If a partnership, please sign in partnership name by authorized person.